SECURITIES AND EXCHANGE COMMISSION
                   Washington, D.C.  20549

                          FORM 8-K

                       CURRENT REPORT

               Pursuant to Section 13 or 15(d)
           of the Securities Exchange Act of 1934

               Date of Report - July 22, 2004

              ORRSTOWN FINANCIAL SERVICES, INC.
              ---------------------------------
   (Exact name of registrant as specified in its charter)

 Pennsylvania                 33-18888         23-2530374
----------------         -----------------    -------------
(State or other           (Commission File    (IRS Employer
jurisdiction of                Number)            Number)
Identification
incorporation)                                    Number)


77 East King Street
P. O. Box 250, Shippensburg, Pennsylvania           17257
-----------------------------------------      ------------
(Address of principal executive offices)         (Zip Code)

Registrant's telephone number, including
area code:  (717) 532-6114
            --------------



                             N/A
-----------------------------------------------------------
(Former name or former address, if changed since last report)









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              Index to Exhibits Found on Page 5
Item 1.   Changes in Control of Registrant.

          Not Applicable.

Item 2.   Acquisition or Disposition of Assets.

          Not Applicable.

Item 3.   Bankruptcy or Receivership.

          Not Applicable.

Item 4.   Changes in Registrant's Certifying Accountant.

          Not Applicable.

Item 5.   Other Events.

          Not Applicable.

Item 6.   Resignations of Registrant's Directors.

          Not Applicable.

Item 7.   Financial Statements and Exhibits.

          (a)  Not Applicable.

          (b)  Not Applicable.

          (c)  Exhibit:

             99   News Release, dated July 20, 2004, of Orrstown
                  Financial Services, Inc.

Item 8.   Change in Fiscal Year.

          Not Applicable.

Item 9.   Regulation FD Disclosure.

          Not Applicable.






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              Index to Exhibits Found on Page 5
Item 10.  Amendments to the Registrant's Code of Ethics.

          Not Applicable.

Item 11.  Temporary Suspension of Trading Under Registrant's
          Employee Benefit Plans.

          Not Applicable.

Item 12.  Results of Operations and Financial Condition.

          Orrstown Financial Services, Inc., parent company of Orrstown Bank, has announced record second quarter 2004 earnings.


































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              Index to Exhibits Found on Page 5
          Pursuant to the requirements of the Securities
Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                          ORRSTOWN FINANCIAL SERVICES, INC.
                          (Registrant)


Dated:  July 22, 2004     /s/ Bradley S. Everly
                          -----------------------------
                          Bradley S. Everly
                          Senior Vice President & CFO
                          Chief Financial Officer
































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              Index to Exhibits Found on Page 5
                        EXHIBIT INDEX


                                                Page Number
                                                In Manually
 Exhibit                                          Signed
Original

   99   News Release, dated July 20, 2004,
          of Orrstown Financial Services             6






































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              Index to Exhibits Found on Page 5
                                              Exhibit 99




              ORRSTOWN FINANCIAL SERVICES, INC.

                                                    CONTACT:
                                            Nathan A. Eifert
                                              Vice President
                                                717-530-3545
FOR IMMEDIATE RELEASE                   neifert@orrstown.com

   Orrstown Financial Services, Inc. Reports Record Second
                      Quarter Earnings
     Shippensburg, PA (July 20, 2004) - Orrstown Financial Services, Inc. (OTC Bulletin Board: ORRF), the parent company of Orrstown Bank, has announced record second quarter 2004 earnings of $ 1,891,000, or $ .37 per share versus $ 1,817,000, or $ .36 per share for the second quarter of 2003. This represents a 4.1% increase in second quarter earnings compared to the prior year, and is a 4.7% increase over the first quarter 2004 results. Net income for the six months ended June 30, 2004 was $ 3,697,000, or a 10.0% increase over the $ 3,361,000 earned in 2003.
Earnings per share grew 7.5% from $ .67 per share for the first six months of 2003 to $ .72 for the first half of 2004.
     The 2004 second quarter cash dividend was $ .12 per share versus $ .105 per share during the second quarter of 2003, which reflects a 14.3% increase. Dividends declared for the six months ended June 30, 2004 totaled $ .24 per share versus $ .2005 per share for the same period in 2003, or an increase of 19.7%. All per share amounts have been restated to reflect a 2-for-1 stock split paid February 10, 2004.
     Return on average assets and return on average equity were 1.55% and 16.62% respectively for the second quarter of 2004 versus 1.67% and 18.38% respectively for the second quarter of 2003.
     Net interest income rose $ 899,000, or 11.0% to
$ 9,065,000 during the first half of 2004 versus $ 8,166,000 during the first half of 2003. Non-interest income, excluding securities transactions, rose $ 260,000, or 8.7% to $ 3,246,000 during the first six months versus the
$ 2,986,000 generated a year earlier.
     "Our company's financial position is extremely healthy and we have an appetite to increase our market share," commented Kenneth R. Shoemaker, President and Chief
                         -- MORE --
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              Index to Exhibits Found on Page 5
Executive Officer. "Going forward, we will be as committed as ever to our corporate objective of increasing shareholder value. Through careful, prudent financial management, we will return capital to our investors while maintaining the flexibility to pursue emerging growth opportunities."
     With over $ 490 million in assets, Orrstown Financial Services, Inc. and its subsidiary, Orrstown Bank, provide a full range of consumer and business financial services through thirteen banking offices and three remote service facilities located in Cumberland and Franklin Counties of Pennsylvania. Orrstown Financial Services, Inc.'s stock is traded in the over-the-counter market under the symbol ORRF. A summary of financial highlights follows:

For Quarter Ended:          June 30, 2004 June 30, 2003 % Change
Net Income                   $ 1,891,000   $ 1,817,000   +   4.1%
Primary Earnings Per Share   $       .37   $       .36   +   2.8%
Diluted Earnings Per Share   $       .36   $       .35   +   2.9%
Dividends Per Share          $       .12   $      .105   +  14.3%
Return on Assets                   1.55%         1.67%
Return on Equity                  16.62%        18.38%

For Six Months Ended:       June 30, 2004 June 30, 2003 % Change
Net Income                   $ 3,697,000   $ 3,361,000   +  10.0%
Primary Earnings Per Share   $       .72   $       .67   +   7.5%
Diluted Earnings Per Share   $       .70   $       .65   +   7.7%
Dividends Per Share          $       .24   $     .2005   +  19.7%
Return on Assets                   1.55%         1.60%
Return on Equity                  16.55%        17.28%

Balance Sheet Highlights:   June 30, 2004 June 30, 2003 % Change
Assets                      $ 492,036,000 $ 449,762,000   +   9.4%
Loans, Gross                $ 372,533,000 $ 314,019,000   +  18.6%
Deposits                    $ 388,320,000 $ 343,963,000   +  12.9%
Equity                      $  45,532,000 $  40,338,000   +  12.9%

                         -- MORE --
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Certain  statements in this release may constitute  "forward looking statements" under the Private Securities Litigation Reform Act of 1995, which involve risk and uncertainties. Orrstown Financial's actual results may differ significantly
from   the   results   discussed  in  such   forward-looking
statements.   Factors  that might cause  such  a  difference
include, but are not limited to, economic conditions, competition in the geographic and business areas in which Orrstown Financial conducts its operations, fluctuations in interest rates, credit quality, and government regulation.

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